Expense Example, No Redemption (Vanguard Total Bond Market Index Fund Institutional)	Vanguard Total Bond Market Index Fund Vanguard Total Bond Market Index Fund - Institutional Shares 1/1/2014 - 12/31/2014 USD ($)	Vanguard Total Bond Market Index Fund Vanguard Total Bond Market Index Fund - Institutional Plus Shares 1/1/2014 - 12/31/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	6	5
3 YEAR	19	16
5 YEAR	34	28
10 YEAR	77	64